Exhibit 3
                     SPECIMEN OF Common stock CERTIFICATE

[________]NUMBER SHARES[________]
AUTHORIZED Common stock; 100,000,000 SHARES PAR VALUE $.001 NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA Common stock CUSIP
THIS CERTIFIES THAT

IS THE RECORD HOLDER OF SHARES OF HERB-VITA, INC. common  stock
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF HERB-VITA,INC.]

Brett Casden

President
---------------------------
Brett Casden
Secretary


By:  Patrick Day
     American Registrar and Transfer Company
     Salt Lake City, UT 84107


This Certificate is not valid unless countersigned by the Transfer
Agent.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.

The  following  abbreviation,  when used in the inscription on the face of this
certificate, shall be construed  as  though   they   were  written  out in full
according to applicable laws or regulations:

 TEN COM - as tenants  in common UNIF GIFT MIN ACT - ____Custodian____
TEN ENT - as tenants by the entireties    (Cust) (Minor) JT TEN - as joint
tenants with right  under  Uniform  Gifts   to   Minors  of  survivorship  and
not  as  Act ________________________ tenants in common.
   		(State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -
-------------------------------------------------------------
______________________________________________________________
(Please print or typewrite name and address including zip code of assignee)
_______________________________________________________________
 Shares  of  the  capital stock represented by the within Certificate,
and    do   hereby   irrevocably   constitute    and
appoint ________________________________________________________
Attorney to transferthe said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond  with  the  name   as
written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.